Exhibit 31.2
                                    BAB, Inc

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

    PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, RULES 13a-14 AND 15d-14

      AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BAB, Inc. (the "Company") on Form 10-KSB for the period ended November 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey M. Gorden, Chief Financial Officer of the Company, certify pursuant to Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1.   I have reviewed the report;

     2. Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading;

     3. Based upon my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company, as of, and for, the periods presented in the Report;

     4.   I and the other certifying officer of the Company:

          a) Are responsible for establishing and maintaining disclosure controls and procedures for the Company;

          b) Have designed such disclosure controls and procedures to ensure that material information is made known to us, particularly during the period in which the Report is being prepared;

          c) Have evaluated the effectiveness of the Company's disclosure controls and procedures within 90 days of the date of the Report; and

          d) Have presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures based on the required evaluation.

     5. I and the other certifying officer have disclosed to the Company's auditors and to the Audit Committee of the Board of Directors (or persons fulfilling the equivalent function):


          a) All significant deficiencies in the design or operation of internal controls (a pre-existing term relating to internal controls regarding financial reporting) which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weakness in internal controls; and

          b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

     6. I and the other certifying officer have indicated in the Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                              /s/ Jeffrey M. Gorden
                              ---------------------

          Jeffrey M. Gorden, Chief Financial Officer, February 28, 2006